UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 20, 2026

ESS TECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39525	98-1550150
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

26440 SW Parkway Ave., Bldg. 83 Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip code)
(855) 423-9920
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GWH	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On August 20, 2026, ESS Tech, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors identified on the signature pages thereto (the “Purchasers”) pursuant to which the Company agreed to issue and sell in a registered direct offering registered under the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of 6,400,000 shares (the “Shares”) of the Company’s common stock (“Common Stock”), at an offering price of $0.50 per Share (the “Registered Direct Offering”). Additionally, pursuant to the Purchase Agreement, the Company issued to the Purchasers, in a concurrent private placement (the “Concurrent Private Placement” and, together with the Registered Direct Offering, the “Offering”), common stock purchase warrants (the “Common Warrants”) to purchase two (2) shares of Common Stock for each Share purchased in the Registered Direct Offering for an aggregate of 12,800,000 shares of Common Stock. The Common Warrants will be exercisable, following the receipt of Stockholder Approval (as defined below), for a period of five (5) years from the date the Company obtains Stockholder Approval. The exercise price of the Common Warrants is $0.50 per share. The Offering closed on August 21, 2026.
The net proceeds of the Offering are expected to be approximately $2.5 million, after deducting placement agent fees and expenses and other estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for general corporate purposes, working capital and to repay approximately $1.5 million owing under its promissory note, dated October 14, 2025, with YA II PN, Ltd.
In connection with the Offering, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”), pursuant to which the Placement Agent agreed to serve as the Company’s exclusive placement agent in connection with the Offering. As compensation for the services provided by the Placement Agent in connection with the Offering, the Company paid the Placement Agent a cash fee of 7% of the gross proceeds received by the Company from the sale of the securities at the closing and issued to the Placement Agent a common stock purchase warrant (the “Placement Agent Warrant”) to purchase up to 320,000 shares of Common Stock, which is equivalent to 5% of the number of Shares issued in the Registered Direct Offering. The Placement Agent Warrant (i) is not exercisable until the later of (a) six months after the issuance date of the Placement Agent Warrant and (b) the date the Company obtains Stockholder Approval, and (ii) will expire on August 21, 2031, but is otherwise identical in all material respects to the Common Warrants. The Company also agreed to reimburse the Placement Agent for certain of its out-of-pocket expenses incurred in connection with its services as placement agent in an amount not to exceed $75,000 in the aggregate.
The Shares were offered by the Company pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-291506) declared effective by the Securities and Exchange Commission (the “SEC”) on December 11, 2025 and the related prospectus supplement.
Pursuant to the Purchase Agreement, the Company agreed to hold a meeting of its stockholders no later than 60 days following the closing of the Offering to seek the stockholder approvals required for (i) the issuance of the Common Warrants and the shares of Common Stock issuable upon their exercise under the applicable rules of the New York Stock Exchange and (ii) an amendment to the Company’s certificate of incorporation to effect a reverse stock split of the Company’s outstanding shares of Common Stock (the “Stockholder Approval”). If such approval is not obtained at such meeting, the Company agreed to call a stockholder meeting to seek approval every 60 days thereafter until it is obtained. The Common Warrants will not be exercisable unless and until Stockholder Approval is obtained.
Pursuant to the Purchase Agreement, the Company agreed that for a period of ninety (90) days after the closing date, the Company will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case subject to certain limited exceptions. The Purchase Agreement contains customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. In connection with the Offering, the Company’s directors and executive officers also entered into lock-up agreements with the Company (the “Lock-up Agreements”), pursuant to which such directors and officers will not be permitted to, for a period of 90 days after the closing (the “Restriction Period”), offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition at any time, including in the future (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by such directors and officers or their affiliates), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to, any shares of Common Stock of the Company or securities convertible, exchangeable or exercisable into, shares of Common Stock of the Company beneficially owned, held or hereafter acquired by such directors and officers, including, without limitation, by entering into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock or such other securities convertible, exchangeable or exercisable into, shares of Common Stock, whether any such transaction is to be settled by delivery of shares of Common Stock or other securities, in cash or otherwise, nor will the directors and officers make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock or any other securities of the Company or publicly disclose the intention to do any of the foregoing actions in this paragraph, during the Restriction Period. The Lock-up Agreements provide for certain permitted transfers, including but not limited to, transfers to certain affiliates or family members. Each Common Warrant will be exercisable beginning on the date the Company obtains Stockholder Approval and will expire five (5) years from the date the Company obtains Stockholder Approval. The exercise price and number of shares of Common Stock issuable upon exercise of the Common Warrants are subject to appropriate adjustment in the event of stock dividends, stock splits, recapitalizations, reclassifications or similar events affecting the Common Stock. If, at the time a holder exercises its Common Warrants, a registration statement registering the resale of the shares underlying the Common Warrants is not then effective or available for such resale, the holder may exercise its Common Warrants on a cashless basis. Subject to limited exceptions, a holder of Common Warrants (together with its affiliates) may not exercise any portion of such holder’s Common Warrants to the extent that, upon such exercise, the holder would own more than 4.99% (or 9.99% at the holder’s election) of the Common Stock then outstanding immediately after such exercise. At the holder’s option, upon notice to the Company, the holder may increase or decrease this beneficial ownership limitation not to exceed 9.99% of the shares of Common Stock then outstanding, provided that any such increase shall become effective upon 61 days’ prior notice to the Company. There is no public market for the Common Warrants, and the Company does not intend to apply for a listing of the Common Warrants on the NYSE or any other national securities exchange or nationally recognized trading system. The foregoing descriptions of the Placement Agency Agreement, Placement Agent Warrant, Common Warrants, the Purchase Agreement and Lock-up Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the forms thereof, which are attached as Exhibits 1.1, 4.1, 4.2, 10.1 and Exhibit B to the Purchase Agreement (attached as Exhibit 10.1), respectively, hereto and incorporated by reference herein. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the transactions. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures. The legal opinion of Wilson Sonsini Goodrich & Rosati, P.C. relating to the legality of the issuance and sale of the securities in the Registered Direct Offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.
Item 3.02 Unregistered Sales of Equity Securities.
Pursuant to the Concurrent Private Placement and the Placement Agency Agreement described in Item 1.01 above, which description is incorporated into this Item 3.02 by reference, the Common Warrants and the Placement Agent Warrant (including the Common Stock issuable upon exercise of the Common Warrants and the Placement Agent Warrant) (collectively, the “Private Securities”) were issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) under the Securities Act and Regulation D under the Securities Act, and corresponding provisions of state securities or “blue sky” laws. The sale of the Private Securities did not involve a public offering and was made without general solicitation or general advertising. Accordingly, the Private Securities have not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration, or an exemption from registration, under the Securities Act and any applicable state securities laws.
Item 8.01 Other Events.
On August 20, 2026, the Company issued a press release announcing that it had priced the Offering and Concurrent Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On August 21, 2026, the Company issued a press release announcing that it had closed the Offering and Concurrent Private Placement. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any of the securities described herein or any other securities of the Company.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1.1	Placement Agency Agreement, dated as of August 20, 2026, by and between ESS Tech, Inc. and Roth Capital Partners, LLC
4.1	Form of Placement Agent Warrant
4.2	Form of Common Warrant
5.1	Opinion of Wilson Sonsini Goodrich & Rosati P.C.
10.1	Form of Securities Purchase Agreement, dated August 20, 2026
23.1	Consent of Wilson Sonsini Goodrich & Rosati P.C. (included in Exhibit 5.1)
99.1	Press Release dated August 20, 2026
99.2	Press Release dated August 21, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements, including statements regarding the Company and its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “will” and “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Examples of forward-looking statements include, among others, statements regarding the expected use of the net proceeds and the receipt of stockholder approval for the warrants. These forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company and involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, which include, but are not limited to, the receipt of stockholder approval for the warrants, general economic and market conditions as well as geopolitical developments and other risks and uncertainties described more fully in the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed on August 11, 2026, and the Company’s other filings with the SEC. Except as required by law, the Company is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: August 21, 2026

ESS TECH, INC.

By:	/s/ Kate Suhadolnik
Name:	Kate Suhadolnik
Title:	Chief Financial Officer